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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 1995
                                                 ------------

                         CYPRUS AMAX MINERALS COMPANY
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            (Exact name of registrant as specified in its charter)

     Delaware                       1-10040                      36-2684040
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(State or other juris-            (Commission                  I.R.S. Employer
diction of incorporation          File Number)              (Identification No.)

9100 East Mineral Circle, P.O. Box 3299, Englewood, CO                     80155
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(Address of principal executive offices)                              (Zip Code)

                                (303) 643-5000
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             (Registrant's telephone number, including area code)
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Item 7. Financial Statements and Exhibits
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(c)  Exhibits

  1. Underwriting Agreement, dated May 10, 1995, between the Company and Smith Barney Inc., Bear, Sterns & Co. Inc., PaineWebber Incorporated, Chemical Securities Inc. and Citicorp Securities, Inc.

 12. Computation of Ratio of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividend Requirements.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 11, 1995                    CYPRUS AMAX MINERALS COMPANY

                                       By: /s/ John Taraba
                                          -------------------------
                                       Name:  John Taraba
                                              Vice President
                                              and Controller

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Exhibits
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       1. Underwriting Agreement, dated May 10, 1995, between the Company and
          Smith Barney Inc., Bear, Sterns & Co. Inc., PaineWebber Incorporated, Chemical Securities Inc. and Citicorp Securities, Inc.

      12. Computation of Ratio of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividend Requirements.

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